Exhibit 10.1
FIRST ADDENDUM TO ELEVENTH AMENDMENT AND RESTATEMENT OF NOTE
     This FIRST ADDENDUM TO ELEVENTH AMENDMENT AND RESTATEMENT OF NOTE (this “Addendum”) in the original principal sum of $10,000,000.00 dated June 15, 2006, and any and all renewals, amendments, modifications, reductions and extensions thereof and substitutions therefor (collectively the “Note”) between BANCINSURANCE CORPORATION, an Ohio corporation, having an office at 250 East Broad Street, Columbus, Ohio 43215, as maker (“Borrower”), and FIFTH THIRD BANK, an Ohio banking corporation, having an office at 21 East State Street, Columbus, Ohio 43215 as payee (“Lender”), is made and entered into to be effective September 27, 2007. This Addendum was issued, not as a payment toward, but as a continuation of the obligations of Borrower to Lender pursuant to the Note. The Note amended and restated that certain note dated January 25, 1993 as modified by the First Amendment and Restatement dated November 5, 1993; as modified by the Second Amendment and Restatement dated October 19, 1994; as modified by the Third Amendment and Restatement dated July 19, 1995; as modified by the Fourth Amendment and Restatement dated June 4, 1996; as modified by the Fifth Amendment and Restatement dated July 17, 1997; as modified by the Sixth Amendment and Restatement dated September 1, 1998; as modified by the Seventh Amendment and Restatement dated November 24, 1999; as modified by the Eighth Amendment and Restatement dated December 11, 2000; as modified by the Ninth Amendment and Restatement dated July 1, 2002; as modified by the Tenth Amendment and Restatement dated October 20, 2003; and as modified by the Eleventh Amendment and Restatement dated June 15, 2006.
     A. The Stated Maturity Date of the Note is changed from June 30, 2009 to June 30, 2010.
     This Addendum shall only modify the Note to the extent provided herein, all other provisions thereof remaining unchanged and in full force and effect.
     This Addendum shall be governed by and construed in accordance with the laws of the State of Ohio.
     Capitalized terms used but not defined herein shall have the meaning given to such terms in the Note.
     The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States of America after the indebtedness evidenced by the Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against Borrower in favor of Lender for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. The foregoing warrant of attorney shall survive any judgment, and if any such judgment be vacated for any reason the warrant of attorney nevertheless may thereafter be used to obtain an additional judgment or judgments against Borrower.
     BORROWER ACKNOWLEDGES THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN BORROWER AND LENDER, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES MAKES ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AND LENDER BY ACCEPTING THE NOTE ALSO WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

BANCINSURANCE CORPORATION,
an Ohio corporation

By:	/s/Matthew C. Nolan

Name: Matthew C. Nolan
Title: Chief Financial Officer, Treasurer and Secretary

FIFTH THIRD BANK, an Ohio banking association

By:	/s/William J. Whitley

Name: William J. Whitley
Title: Vice President
THIS ADDENDUM SHOULD BE FIRMLY AFFIXED TO THE NOTE

2